UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                  CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                     Pursuant to Section 13 OR 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             August 1, 2000


                                    NN, Inc.

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            (Exact name of registrant as specified in its charter)


      Delaware                        0-23485                62-1096725
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(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)          Identification Number)


2000 Waters Edge Drive, Johnson City, Tennessee                        37604
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      (Address of principal executive offices)                      (Zip code)


(Registrant's telephone number, including area code)       (423) 743-9151


                                      None

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        (Former name or former address, if changed since last report)


                                       INFORMATION TO BE INCLUDED IN REPORT



                                                                                                              Page
                                                                                                              No.


Item 7.  Financial Statements

(a)      Historical Financial Statements of Pinerolo Ball Division of SKF Industrie S.p.A.
                  Independent Auditors' Report...................................................................1
                  Historical Financial Statements for the Year Ended December 31, 1999...........................2

         Historical Financial Statements of product unit "balls" of FAG Komponenten Aktiengesellschaft
                  Report on the Audited Financial Statements.....................................................9
                  Independent Auditors' Report .................................................................28
                  Historical Financial Statements for the Year Ended December 31, 1999..........................29

(b)      Unaudited Pro Forma Consolidated Financial Information

         Unaudited Pro Forma Consolidated Financial Statements:.................................................31

         NN, Inc. Unaudited Pro Forma Consolidated Balance
                    Sheet as of June 30, 2000...................................................................32

                  Notes to Unaudited Pro Forma Consolidated Balance Sheet.......................................33

         NN, Inc. Pro Forma Consolidated Statement of Operations
                    for the Twelve Months Ended December 31, 1999...............................................34

                  Notes to Unaudited Pro Forma Consolidated Statement of Operations.............................35

         NN, Inc. Pro Forma Consolidated Statement of Operations
                    for the Six Months Ended June 30, 2000......................................................36

                  Notes to Unaudited Pro Forma Consolidated Statement of Operations.............................37

                  Signatures....................................................................................38



Statement of Net Assets of Pinerolo Ball Division of SKF Industrie S.p.A. as of December 31, 1999 and the Related Statement of Net Revenues and Certain Expenses for the Year Ended December 31, 1999 and Report of Independent Public Accountants

Report of Independent Public Accountants

To: Euroball S.p.A.

We have audited the accompanying statements of net assets of Pinerolo Ball Division of SKF Industrie S.p.A. as of December 31, 1999, and the related statement of net revenues and certain expenses (see Notes 1 and 2) for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

These financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in filings pursuant to the Securities Act of 1933 and the Securities and Exchange Act of 1934 of NN Ball & Roller Inc., as described in Note 1, and are not intended to be a complete presentation of the Pinerolo Ball Division of SKF Industrie S.p.A. assets and liabilities and revenues and expenses. The Pinerolo Ball Division operated as part of SKF Industrie S.p.A. (Italy). SKF Industrie S.p.A. did not prepare financial statements intended to report a complete presentation of financial position, results of operations or cash flows of the Pinerolo Ball Division in accordance with generally accepted accounting principles. Accordingly, the accompanying statements present the net assets and net revenues and certain expenses of the Pinerolo Ball Division of SKF Industrie S.p.A. as discussed in Notes 1 and 2.

In our opinion, the financial statements referred to above present fairly for the purpose stated above, in all material respects, the net assets of the Pinerolo Ball Division of SKF Industrie S.p.A., as of December 31, 1999, and the net revenues and certain expenses for the year ended December 31, 1999 in conformity with generally accepted accounting principles in the United States.

Turin, Italy
September 22, 2000


/s/ Arthur Andersen

                Pinerolo Ball Division of SKF Industrie S.p.A.

        Statement of Net Revenues and Certain Expenses (Notes 1 and 2)
                      For the Year Ended December 31, 1999

                           (Millions of Italian lire):

        Net Sales                                  94,094

        Cost of products sold                      71,964
                                                   -------

             Gross profit                          22,130

        Selling, general and administrative         9,401
        Depreciation and amortization               6,860
                                                   -------
                                                   16,261

                                                   -------
             Income from operations                 5,869
                                                   =======





        The accompanying notes are an integral part of this statement

                Pinerolo Ball Division of SKF Industrie S.p.A.

                   Statement of Net Assets (Notes 1 and 2) As of December 31,
                           1999 (Millions of Italian lire):

      Assets
Current assets:

Cash                                                     -
Accounts receivable, net                               10,489
Inventories, net                                       10,021
Other current assets                                       40
                                                      --------
      Total current assets                             20,550

Property, plant and equipment, net                     50,551
Other non-current assets                                1,484

                                                      --------
       Total assets                                    72,585
                                                      ========

Liabilities and parent company investment and advances
Current liabilities:
Accounts payable - trade                               14,606
Accrued vacation expense                                  679
Deferred income                                         1,222
Other liabilities                                       2,777
                                                      --------
        Total current liabilities                      19,284

Provisions for severance indemnities                    8,986
Provisions or risks and charges                           123
                                                      --------
         Total liabilities                             28,393

Parent company investment and advances                 44,192

                                                      --------
        Total liabilities and parent company
          investment and advances                      72,585
                                                      ========



        The accompanying notes are an integral part of this statement

                PINEROLO BALL DIVISION OF SKF INDUSTRIE S.p.A.
                          Notes to Financial Statement

(1)   Basis of Presentation

Pinerolo Ball Division of SKF Industrie S.p.A. (Pinerolo Ball) is engaged in the production of metal balls used primarily in the assembly of ball bearings.

Prior to June 1, 2000, the operations were conducted by the Pinerolo Ball Division of SKF Industrie S.p.A., an Italian corporation and a indirectly wholly-owned subsidiary of SKF AB, a Swedish Corporation. During 2000, SKF AB entered into an agreement to sell the operations of Pinerolo Ball to NN Ball & Roller Inc. In order to facilitate the sale, on May 31, 2000, the operations were transferred to Euroball S.p.A. , a new Italian Corporation. The sale was finalized on July 31, 2000.

Prior to June 1, 2000, Pinerolo Ball was one of six manufacturing plants of SKF Industrie S.p.A. and did not operate on a stand-alone basis. SKF Industrie S.p.A. did not keep accounting records to enable it to prepare financial statements intended to report a complete presentation of financial position, results of operations and cash flows of Pinerolo Ball as of or for periods prior to June 1, 2000. Accordingly, for such periods, statements of net assets and of net revenues and certain expenses have been prepared. Such statements do not purport to present the financial position or results of operations of Pinerolo Ball as if it had operated as an independent company.

The accompanying financial statements have been prepared solely for inclusion in filings by NN Ball & Roller Inc. pursuant to the Securities Act of 1933 and the Securities and Exchange Act of 1934.

All amounts in the accompanying financial statements and related notes are expressed in millions of Italian Lire.

(2) Significant Accounting Policies

Revenue Recognition

Revenues are recorded at the time of shipment of products. Approximately 90% of revenues are within the SKF Group.

Cost of products sold

The breakdown of cost of products sold is detailed in the following table:

                                                     1999
                                                  ------------

Direct material costs                               24,845
Wages and salaries                                  23,256
Other variable costs                                14,859
Utilities                                            8,117
Other operating expenses                               887
                                                  ------------
                                                    71,964
                                                  ------------

Direct material costs include mainly 3,490 million of Italian lire related to purchases from SKF steel division and 21,265 million of Italian lire of purchases from non-SKF companies.

Selling, general and administrative

Such expenses, including but not limited to information service, finance, insurance, human resources and research and development which are centrally charged to the plants represent an allocation of corporate expenses and in the opinion of management, are a reasonable estimate of the costs that the plant would have incurred on a stand-alone basis. However, there is no assurance that other expenses would not have been incurred had the division operated on a stand-alone basis.

Interest expense

Pinerolo Ball did not have any direct indebtedness and it is the policy of SKF Industrie S.p.A. not to allocate interest expense incurred at the corporate level to its divisions.

Taxes on income

Pinerolo Ball did not have any tax charge and it is the policy of SKF Industrie S.p.A. not to allocate tax expense incurred at the corporate level to its divisions.

Accounts Receivable, net

Accounts receivable, net include amounts due from customers and are summarized as follows:

                                                      1999
                                                  ------------

Accounts receivable - SKF companies                  8,391
Accounts receivable - third parties                  2,098
                                                  ------------
                                                    10,489

Accounts receivable related to deliveries within the same legal entity (SKF Industrie S.p.A.) and deliveries to other companies belonging to the Group are estimated using the average term of payments within the SKF Group.

No allowance for doubtful accounts has been provided because these receivables are considered fully collectable.

Inventories, net

Inventories are stated at the lower of cost or market, determined on a first-in first out (FIFO) basis and are summarized below.

                                                      1999
                                                 -------------

Raw materials                                        1,263
Work in process                                      1,152
Finished goods                                       8,260

Less - Reserve for excess and obsolete inventory     (654)
                                                 -------------
                                                    10,021
                                                 -------------


Other current assets

Other current assets are mainly related to advances on social charges.

Property, Plant and Equipment, net

Property, Plant and equipment are carried at the historical cost. Depreciation is calculated on a straight line basis, over the estimated useful lives (ranging from 4-33 years) of the various classes of assets. The breakdown of property, plant and equipment is detailed in the following table:

                                          Estimated        1999
                                         useful life
                                                         ---------

Buildings and improvements                20-33 years      5,860

Machinery and equipments                  4-15 years      90,345
Construction in progress                       -           1,994

Less - Accumulated depreciation                          (47,648)
                                                         ---------
                                                          50,551
                                                         ---------


Accounts Payable

Accounts payable include amounts due to suppliers and are summarized as follows:

                                                            1999
                                                         ---------

Accounts payable to SKF companies                            905

Accounts payable to third parties                         13,701
                                                         ---------
                                                          14,606
                                                         ---------

Accounts payable related to purchases within the same legal entity and from other companies belonging to the SKF Group are estimated using the average term of payments within the SKF Group.

Deferred Income

Deferred income includes Government grants received from investments in machinery and equipment and credited to income on a straight line basis over the estimated useful life of the related assets.

Other Liabilities

The breakdown of other current liabilities is detailed in the following table:

                                                         1999
                                                       --------

Productivity bonus                                        321
December wages to be paid                                 180
Social security charges                                 1,278
Severance indemnities to be paid in 2000                  355
Other                                                     643
                                                       --------
                                                        2,777
                                                       --------

Provision for severance indemnities

The provision for severance indemnities represents the actual liability toward employees accrued as of the end of the fiscal year and it is adjusted each year in accordance with current Italian law.

Use of estimates

The preparation of the financial statements and related disclosures have been prepared in conformity with generally accepted accounting principles in the U.S. and, accordingly, include amounts based on estimates and judgements of management with consideration given to materiality. Actual results could differ from those estimates.

Cash flow information

As Pinerolo Ball as of December 31, 1999 was integrated into the overall operations of SKF Industrie S.p.A., preparation of a separate and complete statement of cash flows for the year ended December 31, 1999 is not practicable.

        Report

        on the Audit of the Statement of Assets and Liabilities as of December 31, 1999 and the Statement of Revenues and Expenses for the period 1999 of the product unit "balls" of

        FAG Komponenten Aktiengesellschaft
        Schweinfurt


Contents

                                                                                                     Page

1.     Audit Assignment and Audit Scope                                                                1
2.     Principles of Preparation
       I.    Statement of Assets and Liabilities as of December 31, 1999                               1
       II.   Statement of Revenues and Expenses of the period 1999                                     3

3. Comments on the items of the Statement of Assets and Liabilities and the Statement of Revenues and Expenses

       I.    Statement of Assets and Liabilities                                                       4
       II.   Statement of Revenues and Expenses                                                       14
4.     Certification                                                                                  18


Appendices

Statement of Assets and Liabilities of the product unit "balls"
       of the FAG Komponenten AG, Schweinfurt, as of December 31, 1999                                 1

Statement of Revenues and Expenses of the product unit "balls"
       of the FAG Komponenten AG, Schweinfurt, of the period 1999                                      2
General Conditions of Assignment

1.    Audit Assignment and Audit Scope

Based on the audit assignment of July 6, 2000 and further verbal agreements of July 11, 2000 of

FAG Kugelfischer Georg Schafer Aktiengesellschaft, Schweinfurt,
--hereinafter referred to as "FAG"--

we were appointed auditors of the statement of assets and liabilities as at December 31, 1999 and the statement of revenues and expenses for the period 1999 for the product unit "balls" of the FAG Komponenten AG plant in Eltmann.

The engagement is subject to the General Conditions of Assignment for Auditors and Audit Companies dated January 1, 1999 (see Appendix 3). The extent of our liability is determined by no. 9 of the "General Conditions of Assignment". Our liability to third parties is defined in no. 1 para. 2 and no. 9 of the "General Conditions of Assignment".

We carried out our audit in July 2000 until July 31, 2000. All requested information and documents were made available to us. FAG confirmed to us in writing the completeness of the accounting, the statement of assets and liabilities as at December 31, 1999 and the statement of revenues and expenses for the period 1999 of the product unit "balls" of the FAG Komponenten AG plant in Eltmann.

2.   Principles of Preparation

I.   Statement of Assets and Liabilities as of December 31, 1999

FAG Komponenten AG, Schweinfurt is a subsidiary of FAG Kugelfischer Georg Schafer AG, Schweinfurt. Due to the fact that the product unit "balls" of the FAG Komponenten AG will be brought into the Euroball joint venture, FAG has prepared a statement of assets and liabilities of the product unit "balls". The statement of assets and liabilities is based on the financial statement of the FAG Komponenten AG, Schweinfurt as of December 31, 1999, which has been audited by Wollert-Elmendorff Deutsche Industrie-Treuhand GmbH Wirtschaftsprufungsgesellschaft, Frankfurt am Main with the result of an unqualified audit opinion.

The assets and liabilities of the product unit "balls" have been taken from the financial statements of the FAG Komponenten AG on a cost centre basis, inventory lists or on a lump sum basis in relation to adequate figures of the financial statements FAG Komponenten AG.

The allocation of fixed assets, other assets, other liabilities and accruals for pension and similar obligations has been made by cost centers.

Inventories of the statement of assets and liabilities have been taken into account on the basis of actually existing different storage locations of the product unit "balls".

Trade receivables and receivables from affiliated companies concerning the product unit "balls" have been taken from the balance sheet of the FAG Komponenten AG based on customer relationships of the product unit.

Accruals for flexitime and for vacation bonus have been set up based on cost centers. Other accruals have been calculated at a flat rate, based on the figures of FAG Komponenten AG.

There is no organizational separation of accounts payable in the accountancy of FAG between the different product units. Both, the product unit "balls" and the product unit "rolls" use the same kind of raw materials purchased from the same creditors. Trade payables have been estimated on the basis of the raw materials used in the product unit "balls" in December 1999.

II.  Statement of  Revenues and Expenses of the period 1999

The preparation of the statement of revenues and expenses has been derived mainly from the profit and loss account of the cost accounting of the profit-center "balls". The cost accounting and the financial accounting differ only in interest and transfer to general bad debt provision.

For the purpose of this statement the difference in interest between cost account and financial account has been eliminated. The interest shown in the statement of revenues and expenses has been calculated on a fictitious and lump sum basis in accordance with the equity-ratio of the FAG Komponenten AG.

Furthermore, the transfer to the general bad debt provision has also been derived of the financial statements of the FAG Komponenten AG, on a lump sum basis. The transfer to general bad debt provision has been set up on lump sum basis on the assumption that the proportion of general bad debt provision of the product unit "balls" to general bad debt provision of the FAG Komponenten AG is also applicable to the transfer to general bad debt provision.

The intra-group cost allocation has not been adjusted on a stand-alone basis because in that case the product unit "balls" would also have been credited for services received from the parent company.

3. Comments on the items of the Statement of Assets and Liabilities and the Statement of Revenues and Expenses

I.   Statement of Assets and Liabilities

Assets

Fixed assets

A physical inventory count of fixed assets of the product unit "balls" was performed on June 29 and June 30, 2000, which was observed by KPMG. The inventory count was carried out properly and showed no material differences in comparison to the fixed asset account. It can be assumed that the fixed asset accounts also showed a proper book value as at December 31, 1999.

Intangible assets                                              31.12.1999
                                                               ----------
                                                                  EURO

Software                                                        84.660,73
                                                                =========


The intangible assets include only purchased software, which is stated at the net book value. Software is amortised on a straight-line basis over a useful life of 4 years.

Tangible assets

                                              31.12.1999      31.12.1999
                                              ----------      ----------
                                                  EURO           EURO
Machines                                                    5.457.384,85
Tooling                                                     1.047.898,33
Furniture, other equipment                                    128.149,17
Measuring equipment                                            69.666,59
Assets under construction                                      81.575,56
Other fixed assets
   Cranes and forklift trucks                    54.126,89
   Conveyor equipment                            45.464,07
   Other vehicles and transport equipment        37.495,08
   Other office machines                         35.577,73
   Suction equipment                             34.903,34
   Equipment for office communication            30.571,16
   Cooling equipment                             30.011,81
   Fire fighting equipment                       24.580,36
   Wagons                                        15.647,58
   Environmental protection equipment            13.451,58
   Electrical switch equipment                   10.303,04
   EDP equipment                                  3.705,84
   Miscellaneous                                 11.844,60    347.683,08
                                                 ---------    ----------
                                                            7.132.357,58
                                                            ============

Tangible assets are stated at net book value as at December 31, 1999.

The assets are depreciated on a straight-line basis over their useful lives. Useful lives of some significant assets of the product unit "balls" are summarised below:

Assets                                                        Useful lives

Cooling equipment                                                     14
Environmental protection equipment                                    14
Packaging                                                             14
Machines                                                              12
Electrical switch equipment                                           12
Conveyor equipment                                                    12
Suction equipment                                                     12
Furniture                                                             10
Measurement equipment                                                  7
Tooling                                                                7
Vehicles, fork lift trucks                                             5

Current assets

Inventories

                                                             31.12.1999
                                                             ----------
                                                                EURO

Raw materials and supplies

Gross value of raw materials and supplies                     164.074,38
Write-down due to excessive storage periods                   -86.045,03
Write-down due to lower market prices                             -11,85
                                                              ----------
Book value of raw materials and supplies                       78.017,50
                                                              ----------
Work in process

Gross value of work in process                              2.071.657,55
Write-down due to excessive storage periods                   -10.222,78
Adjustment of standard costs
  to production costs                                         159.173,62
                                                              ----------
Book value of work in process                               2.220.608,39
                                                            ------------

Finished Goods

Gross value of finished goods                               3.247.862,23
Write-down due to excessive storage periods                  -250.243,42
Write-down due to lower of cost or market                     -36.739,70
Adjustment of standard costs
  to production costs                                         273.396,50
                                                              ----------
Book value of finished goods                                3.234.275,61
                                                            ------------

Merchandise

Gross value of merchandise                                    152.534,88
Write-down due to excessive storage periods                   -39.683,33
Write-down due to lower market prices                             -28,84
Book value of merchandise                                     112.822,71
                                                              ----------
                                                            5.645.724,21
                                                            ------------
Inventory count

According to the year-end financial statements a physical inventory of raw materials and supplies was performed on December 29, 1999. The other inventories are recorded by continuous inventory during the year. With regard to the date of the assignment in 2000, we did not participate in the inventory counts.

Valuation

Raw materials and supplies are valued at acquisition cost, i.e. moving average purchase prices, respectively at the lower market price charged at the year end. The purchase price includes also the additional costs for transport, insurance, packaging costs, agency fees and other costs chargeable to the purchase of the raw materials and supplies.

Work in process and finished goods are stated at production cost. The production cost of the product unit "balls" is calculated according to German commercial law (German GAAP) in compliance with tax requirements. The calculation of production cost is based on the costs of direct materials and labor, material overhead, factory overhead and chargeable administration costs. During the business year work in process and finished goods are reported, for cost accounting purposes, at standard costs which were adjusted at the year end for financial accounting purposes.

Merchandise is valued at moving average purchase prices respectively at the lower market price charged at the year end. The purchase price also includes the additional costs for transport, insurance, packaging costs, agency fees and other costs chargeable to the purchase of goods.

There are write-downs on work in process and finished goods due to lower of cost or market, if at the year end the possible selling price (without considering the selling expenses) is lower than the production cost. The considerable selling price for this write-down is determined, depending on the relation between a product and an order. If products are related to an order, the selling price (excluding selling costs) is considered for the write-down. If there is no relation to an order, last year's average selling price is considered to calculate possible write-downs.

Write-downs due to excessive storage periods are made on inventories in accordance with the FAG accounting principles. They are based on the inventories of raw materials, supplies, work in process, finished goods and merchandise at the year end and the average quantity used per month. If the year end inventory divided by the average quantity used per month exceeds 25 months, a write-down must be considered. The percentage of write-downs increases every month after the storage period exceeds 25 months.

To give a brief overview over the percentages of write-downs, an extract is shown below:

               Year end inventory       Percentage of
           exceeds the quantity used     write-downs
                 for more than

                    25 month                1,7
                    26 month                3,3
                    30 month               10,0
                    35 month               18,3
                    40 month               26,7
                    45 month               35,0
                    50 month               48,8
                    55 month               58,1
                    60 month               67,5
                    65 month               76,9
                    70 month               86,3
                    72 month               90,0


Trade receivables

                                                                                              31.12.1999
                                                                                              ----------
                                                                                                 EURO

GKN Lobro GmbH, Offenbach                                                                      218.376,33
GKN Glenkwellenwerk Mosel GmbH, Mosel                                                           46.533,68
Rexroth Star GmbH, Schweinfurt                                                                  27.719,53
GKN Walterscheid GmbH, Lohmar                                                                   27.353,13
KGM Kugelfabrik Gebauer GmbH, Fulda                                                             17.789,21
Mannesmann Sachs AG, Schweinfurt                                                                13.091,19
SKF Linearsysteme GmbH, Schweinfurt                                                             12.343,57
Others (single receivables
  less than EURO0.000,00)                                                                       15.344,48
                                                                                                ---------
Trade receivables from

  domestic customers                                                                           378.551,12
General bad debt provision                                                                      -9.714,54
                                                                                                 --------
                                                                                               368.836,58
                                                                                               ----------

GKN INDUGASSA, Vigo/Spain                                                                      269.617,43
GKN Ayra Durex, Zumaia/Spain                                                                   219.260,57
GKN Birfeld S.P.A., Bruneck/Italy                                                              108.496,28
Umdra Cuscinetti S.P.A., Foligno/Italy                                                          71.955,47
GKN Componenti Firenze SpA,
  Campi Bisenzio/Italy                                                                          67.090,51
GKN Francaise SA, Carriers-sous-Poissy/France                                                   52.638,17
GKN Hardy Spicer Ltd., Orb Birmingham/UK                                                        32.507,91
SKF France Unite Roulements, St. Cyrs/France                                                    16.702,37
S.C. Rulmenti S.A., Barlad/Romania                                                              14.000,40
GKN Atras D.O.O., Zvece/Slowenia                                                                13.068,13
Others (single receivables
  less than EURO0.000,00)                                                                       14.733,99
                                                                                                ---------
Trade receivables from

  customers in foreign countries                                                               880.071,23
Lump sum valuation allowance                                                                   -43.971,10
                                                                                                ---------
                                                                                               836.100,13
                                                                                               ----------
                                                                                             1.204.936,71
                                                                                             ============

Trade receivables are stated at their book values. In accordance with the FAG accounting guidelines, a 3% general bad debt provision has been set up for domestic trade receivables and a 5% general bad debt provision has been set up for trade receivables from customers in foreign countries. Revaluation, due to foreign currency transactions, has not been made, as all foreign currency transactions are hedged by the FAG Kugelfischer Georg Schafer Aktiengesellschaft, Schweinfurt.

Receivables from affiliated companies

                                                             31.12.1999
                                                             ----------
                                                                EURO

FAG Automotive Bearings Co. Ltd.,
  Shanghai/China                                              379.193,24
ROL Rolamentos Portugueses SARL,
  Caldas Da Rainha/Portugal                                   302.613,99
FAG Japan Co. Ltd., Tokyo/Japan                                85.091,79
Rolamentos FAG Ltda., Sao Paulo/Brazil                         20.737,39
FAG Italia S.P.A., Somma Vesuviana/Italy                       17.176,34
FAG Bearings Corp., Joplin/USA                                  3.563,10
                                                                --------
                                                              808.375,85
                                                              ==========

The receivables from affiliated companies are stated at their book values. Because of the domestic intra-group financing in the FAG-group, the receivables from affiliated companies are only trade receivables from affiliated companies in foreign countries. These receivables, like all receivables denominated in foreign currencies, are also hedged by the FAG. There is no general bad debt provision set up for receivables from affiliated companies in accordance with the FAG accounting guidelines.

Other assets
                                                             31.12.1999
                                                             ----------
                                                                EURO

R&D subsidy                                                   255.645,94
Flexitime salary earners                                       23.116,20
Flexitime wage earners                                          1.671,27
                                                                --------
                                                              280.433,41
                                                              ==========

The R&D subsidy is granted by the "Bayerische Forschungsstiftung", Munich to FAG Komponenten AG and three other partners for a R&D-project. The subsidy is transferred by FAG to the product unit "balls". FAG Komponenten AG is the applicant for subsidy and has to transfer the amount of EURO 230.081,35 to the other partners ( see other liabilities).

The other assets show the work still to be done by employees because of deficit flexitime accounts. At the year-end, the flexitime account had a deficit equivalent to 924,36 hours for the salary earners, which was valued with an average hourly payment of EURO 21,19 (DM 41,45) and additional social security contributions, and a deficit equivalent to 101,79 hours for wage earners, which was valued with an average hourly payment of EURO 13,77 (DM 26,94) and additional social security contributions.

Liabilities and accruals

Accruals for pensions and similar obligations

                                                             31.12.1999
                                                             ----------
                                                               EURO

Accruals for pensions
  and similar obligations                                   1.229.656,97
                                                            ============

The accruals for pensions and similar obligations are based on actuarial reports by actuary Prof. Dr. Klaus Heubeck. The accruals have been calculated under a special method (Teilwertverfahren) as stated in Section 6a Income Tax Act based on an interest rate of 6% p.a. Prof. Dr. Klaus Heubeck's reference tables of 1998 have been applied. The increase of the accruals relating to the change of Prof. Dr. K. Heubeck's reference tables ( longer life expectancy) will be allocated over a period of 4 years according to German GAAP.

Other accruals

                                                             31.12.1999
                                                             ----------
                                                                EURO

Sales-related accruals

  Outstanding invoices at

   year-end                                                   116.574,54
  Accruals for warranties                                      62.377,61
                                                               ---------
                                                              178.952,15
                                                              ----------

Personnel-related accruals

  Flexitime                                                   172.816,66
  Workmen's compensation insurance                             83.851,87
  Anniversary benefits                                         44.993,68
  Benefits related to section 12 of
   the collective-bargaining-agreement                         32.722,68
  Holiday wages and salaries                                   26.075,89
  Bonus                                                        21.474,26
                                                               ---------
                                                              381.935,04
                                                              ----------

Accruals for expenses relating to
  company law and statutes
   External costs for preparing the
     year-end financial statement                               5.112,92
                                                                --------
                                                              566.000,11
                                                              ==========

Sales-related accruals

The accrual for outstanding invoices at the year end takes account of the purchased goods and services which are not paid at the year end because of missing invoices.

The accrual for warranties has been set up on lump sum basis for the sales in 1999 with possible warranty claims. The accrual for warranties has been calculated at 0,2% for third parties sales and internal sales excluding the sales from merchandise.



       Total sales of product unit "balls" in 1999                            DM   62.618.783,72
       Sales of merchandise in 1999                                           DM   -1.414.729,70
                                                                                    ------------
       Sales with possible warranty claims                                    DM   61.204.054,02

       0,2% for sales with possible warranty claims                           DM      122.408,11
       Rounded off                                                            DM      122.000,00
       In EURO                                                              EURO       62.377,61


Personnel-related accruals

The accrual for flexitime relates to a surplus on flexitime accounts of salaried and wage earners. The flexitime hours of salary earners has been valued with an average hourly payment of EURO 21,19 (DM 41,45) plus social security contributions and the flexitime hours of wage earners has been valued with an average hourly payment of EURO 13,77 (DM 26,94) plus social security contributions.

The accrual for Workmen's compensation insurance takes account of the outstanding contribution for 1999 which will be calculated in 2000. The amount of the accrual is based on the estimated accrual for the whole FAG Komponenten AG and determined in proportion of personnel expenses of the product unit "ball" to personnel expenses of the whole FAG Komponenten AG.

The accrual for anniversary benefits has been calculated under a special method (Pauschalverfahren/lump sum method) according to German tax law.

The accrual for benefits related to section 12 of the collective-bargaining-agreement takes account of obligations as set out in section 12 of the Bavarian metal industry collective-bargaining-agreement. This section requires that an amount of up to 3 wages or salaries be paid to the heirs in case an employee dies.

EURO 22.659,95 of the accruals for wages and salaries paid during the holidays relates to holiday not yet taken by wage earners until the balance sheet date and EURO 3.415,94 of the provision relates to holiday not yet taken by salary earners until the balance sheet date. The accrual covers the entitlement to holiday, holiday pay and the related social security contributions.

Accruals for expenses relating to company law and statutes

The accrual for the external costs of the year-end financial statement relates to the preparation and the audit of the 1999 year-end financial statement. The accrual has been determined in proportion of the sum of assets of the product unit "balls" to the sum of assets of FAG Komponenten Aktiengesellschaft.

Trade payables

                                                            31.12.1999
                                                            ----------
                                                               EURO
Trade payables                                              563.951,88
                                                            ==========

The trade payables are stated at their book values at the year-end. They have been estimated on the basis of the raw materials used in the product unit "balls" in December 1999.

Other liabilities

                                                           31.12.1999
                                                           ----------
                                                              EURO

R&D subsidy to be transferred                              250.533,02
Tax liabilities
  Wage and church tax                                      184.576,38
Liabilities relating to social security
  social security insurance                                349.723,65
Liabilities resulting from wages payable                   357.393,02
                                                           ----------
                                                         1.142.226,07
                                                         ============

EURO 230.081,35 of the R&D subsidy will have to be transferred to three other partners of the research project (see other assets) while EURO 20.451,67 is deferred income connected with an obligation of a possible repayment during the period which the project is realized. There has to be an repayment if the project will not be realized.

At the year-end the other liabilities contained wage and church tax and social security contributions related to salary and wage-payments in December 1999 due on January 10, 2000. Other liabilities also include wage payments of December 1999 which were made in the beginning of January 2000.

II.  Statement of Revenues and Expenses

Sales

                                                          1999
                                                --------------------------
                                                    EURO         EURO
External sales
  Third party sales
     Production                              9.661.389,41
     Trade                                       2.240,15
                                             ------------
                                                                    9.663.629,56

Internal sales
  Own group of companies
     Production                             21.631.746,51
     Trade                                     721.099,66
     Other sales                                43.635,20
                                            -------------
                                                                   22.396.481,37
                                                                   -------------
                                                                   32.060.110,93
                                                                   =============


Decrease in finished goods and work in process

                                                                   1999
                                                               ------------
                                                                   EURO

Work in process                                                 -19.009,60
Finished goods                                                 -895.162,96
                                                                ----------
                                                               -914.172,56
                                                                ==========

Other own work capitalized

                                                                   1999
                                                               -----------
                                                                  EURO
Other own work capitalized                                           36,33
                                                               ===========

Other operating income

                                                                   1999
                                                               ----------
                                                                  EURO

Cost allocations for men power
  between different product units                              61.221,58
Subsidy from the engagement agency                             60.135,46
Schweinfurt
Earnings from consignment stocks                                8.180,68
Gains from the disposal of fixed assets                         6.710,96
R&D-subsidy                                                     5.112,92
Compensation payments                                           3.365,94
Miscellaneous                                                  13.484,60
                                                               ---------
                                                              158.212,14
                                                              ==========

The subsidy from the employment agency Schweinfurt (EURO 60.135,46) was received for the employment of several long term unemployed workers.

Cost of raw materials

                                                                   1999
                                                               ----------
                                                                  EURO

Cost of raw materials, consumables and
  supplies
  Cost of materials                                         8.666.338,15
  Fuels and energy                                            999.758,77
  Materials and supplies                                    2.672.128,02
  Other operating expenses                                    625.183,98
                                                              ----------
                                                           12.963.408,92
                                                           -------------

Cost of purchased services
  Outside maintenance                                         156.639,99
  Outside service for production                            1.415.288,04
  Freight and other transport costs                            71.780,51
                                                               ---------
                                                            1.643.708,54
                                                            ------------
                                                           14.607.117,46
                                                           =============

Personnel expenses
                                                                   1999
                                                               ----------
                                                                  EURO

Wages and salaries

  Wage earners                                              4.843.162,36
  Salary earners                                            1.205.058,82
                                                            ------------
                                                            6.048.221,18
                                                            ============

Social security contributions and other charges             4.227.002,33
                                                            ------------
                                                           10.275.223,51
                                                           =============


Amortization and depreciation of fixed intangible and tangible assets

                                                                   1999
                                                               ----------
                                                                  EURO

Amortization and deprecation of
  fixed intangible and tangible assets                      1.371.707,60
                                                            ============


Other operating expenses

                                                                   1999
                                                               ----------
                                                                  EURO

Cost allocations from FAG-companies
  Management service                                        2.310.346,17
  Leases and rents                                          1.886.861,32
  Services from the department of human resources             696.527,27

  EDP services                                                509.383,72
  Quality control                                              74.244,06
  Telephone charges                                             9.611,80
  Adjustments between management and
    financial accounting                                     -736.697,49
                                                              ----------
                                                            4.750.276,85
                                                            ============

Sales-related payments to third parties
Administrative and selling expenses
  Outside services                                            315.553,08
  Freight and other transport costs                           212.893,87
  Selling expenses                                             88.436,31
  Apportionment of administrative costs                        58.698,93
  Leases and rents                                             46.741,72
  Travel expenses                                              27.297,79
  Company insurance and other contributions                       618,15
                                                              ----------
                                                              750.239,85
                                                              ==========

Losses from the disposal of fixed assets                      195.582,95
Transfer to lump sum valuation allowance                        9.556,04
Micellaneous                                                    1.110,82
                                                                --------
                                                              206.249,81
                                                              ----------
                                                            5.706.766,51
                                                            ============

Interest and similar expenses
                                                                 1999
                                                              ----------
                                                                 EURO

Interest and similar expenses
  payable to consolidated, affiliated companies               342.054,27
                                                              ==========

The interest expense relates to borrowings of nearly EURO 9.246.500,00 from FAG Kugelfischer Georg Schafer AG at an interest rate of 3,7%. The amount of EURO 9.246.468,71 is part of the value of the net assets of the product unit "balls" and classified as borrowings from FAG Kugelfischer Georg Schafer AG. The value of the net assets of EURO 11.649.540,55 is divided into two parts. A part of EURO 9.246.468,71 is yielding interest and the part of EURO 2.403.071,84 is not yielding interest. The amount which is not yielding interest has been the proportion of the gross value of the assets of product unit "balls" which equals the proportion of the equity from the FAG Komponeten AG to the gross value of the assets from FAG Komponenten AG.

                                                                   1999
                                                               ----------
                                                                  EURO

Net operating loss/
  Net loss for the year                                       998.682,51
                                                              ==========

4.    Certification

We have audited the statement of assets and liabilities as at December 31, 1999 and the statement of revenues and expenses of the period 1999 of the product unit "balls" of the FAG Komponenten AG on the basis of a stand-alone assumption of the product unit.

In our opinion, assets and liabilities as well as revenues and expenses are adequately allocated to the product unit "balls" in accordance with the principles of preparation and they are disclosed and valued in compliance with the accounting principles of FAG Kugelfischer Georg Schafer AG and German GAAP.

Dusseldorf, July 31, 2000



KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


/s/ Pietsch           /s/ Mertens
    Wirtschaftsprufer     Wirtschaftsprufer

Pietsch               Mertens
Wirtschaftsprufer     Wirtschaftsprufer


                                                                                       Appendix 1

                           Statement of Assets and Liabilities of the
                                      product unit "balls"
                 of the FAG Komponenten AG, Schweinfurt, as at December 31, 1999


                                                                       EURO            EURO

Assets

    Fixed assets

          Intangible fixed assets                                      84,660.73
          Tangible assets                                           7,132,357.58
                                                               ------------------
                                                                                     7,217,018.31

    Current assets

          Inventories                                               5,645,724.21
          Trade receivables                                         1,204,936.71
          Receivables from affiliated companies                       808,375.85
          Other assets                                                280,433.41
                                                               ------------------
                                                                                     7,939,470.18
                                                                                ------------------
                                                                                    15,156,488.49
                                                                                ------------------


Liabilities

    Accruals

          Accruals for pension and similar obligations              1,229,656.97
          Other accruals                                              566,000.11
                                                               ------------------
                                                                                     1,795,657.08

    Liabilities

          Trade payables                                              563,951.88
          Other Liabilities                                         1,142,226.07
                                                               ------------------
                                                                                     1,706,177.95
                                                                                ------------------
                                                                                     3,501,835.03
                                                                                ------------------
Net assets / Payables to FAG                                                        11,654,653.46
                                                                                ==================



                                       29


                                                                                        Appendix 2


                            Statement of Revenues and Expenses of the
                                       product unit "balls"
                  of the FAG Komponenten AG, Schweinfurt, for the period of 1999


                                                                                         EURO



 Sales                                                                               32,060,110.93

 Decrease in finished goods and work in process                                        -914,172.56

 Other own work capitalized                                                                  36.33

 Other operating income                                                                 158,212.14

 Cost of raw materials                                                              -14,607,117.46

 Personnel expenses                                                                 -10,275,223.51

 Amortization and deprecation of fixed intangible
          and tangible assets                                                        -1,371,707.60

 Other operating expenses                                                            -5,706,766.51

 Interest and similar expenses                                                         -340,520.39

                                                                                 ------------------
 Net operating loss / net loss for the year                                            -997,148.63
                                                                                 ==================




                                    NN, Inc.

            Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial information of NN, Inc. (the "Company") is based on the historical financial statements for the Company, adjusted to give pro forma effect to the consolidation of the entities comprising NN Euroball APS ("Euroball") in which the Company has a 54% ownership. Euroball was formed on July 31, 2000 and consists of the steel ball manufacturing operations of NN Ball & Roller, Limited ("Limited"), of Pinerolo Ball Division of SKF Industrie S.p.A. ("Pinerolo") and the unit "balls" of FAG Komponenten Akiengesellschaft ("Eltmann"). Limited was previously owned by the Company and its financial results are accordingly included in that of the Company.

The unaudited pro forma consolidated balance sheet as of June 30, 2000 gives effect to Euroball as if it was formed June 30, 2000. The unaudited pro forma consolidated statements of income and comprehensive income for the year ended December 31, 1999 and the six months ended June 30, 2000 give effect to Euroball as if it had occurred on January 1, 1999 and January 1, 2000, respectively. The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements do not purport to represent what the Company's results of operations or financial condition would actually have been had the acquisitions in fact occurred on such dates, nor do they purport to project the Company's results of operations or financial condition for any future period or date. The information set forth below should be read in conjunction with the historical financial statements of Pinerolo and Eltmann for the year ended December 31, 1999 (contained herein), the Company's unaudited consolidated financial statements and notes thereto as of and for the six months ended June 30, 2000 (which are contained in the Company's Form 10-Q for the six months ended June 30, 2000), and the audited consolidated financial statements and notes thereto as of December 31, 1999 and for the three years then ended (which are contained in the Company's Annual Report on Form 10-K).

The acquisitions of Pinerolo and Eltmann by Euroball have been accounted for as purchases. Under purchase accounting, the total purchase price and fair value of liabilities assumed are allocated to the tangible assets of the Company based upon their respective fair values as of the purchase date in accordance with Accounting Principles Board Opinion No. 16. A preliminary allocation of the purchase price of the Pinerolo and Eltmann acquisitions has been made in the accompanying unaudited pro forma consolidated financial statements based upon Company estimates. The actual allocation of the purchase cost and the resulting effect on income from operations may differ from the pro forma amounts included therein; however, the Company does not expect the final allocation to differ materially from the preliminary allocation.


                                                     NN, Inc.
                                       Unaudited Consolidated Balance Sheet
                                      For The Six Months Ended June 30, 2000
                                       (In Thousands Except Per Share Data)


                                                   Actual     Eltmann (a)   Pinerolo (a)    Adjustments                   Pro Forma
                                                  ---------- -------------- -------------- ---------------               -----------

 Assets
 Current assets:

   Cash                                             $ 2,432         $    -         $    4      $       -     (b),(d)         $ 2,436
   Accounts receivable, net                          20,680          1,182          5,535                                     27,397
   Inventories, net                                  12,012          4,115          3,401                                     19,528
   Other current assets                               4,651              4          8,179                                     12,834
                                                  ---------- -------------- --------------                               -----------
     Total current assets                            39,775          5,301         17,119                                     62,195

 Property, plant and equipment, net                  41,925          4,176         24,556                                     70,657
 Goodwill                                            12,400              -              -           9,166      (b)            21,566
 Receivable from unconsolidated affiliate             3,165              -              -                                      3,165
Equity in unconsolidated affiliate                      166              -              -                                        166
 Other                                                  379              -            555                                        934
                                                  ---------- -------------- --------------                               -----------
     Total assets                                  $ 97,810        $ 9,477       $ 42,230                                  $ 158,683
                                                  ========== ============== ==============                               ===========


 Liabilities and stockholders' equity Current liabilities:

   Accounts payable - trade                         $ 8,952          $   -       $  2,049           7,890      (d)         $  18,891
   Accrued expenses                                   3,910          2,837            463                                      7,210
   Deferred income                                      777              -            562                                      1,339
   Due to Banks                                                                     9,086         (8,819)      (c)               267
   Other current liabilities                              -              -          2,411                                      2,411
   Income taxes payable                                 901              -              -                                        901
                                                  ---------- -------------- --------------                               -----------
     Total current liabilities                       14,540          2,837         14,571                                     31,019

 Deferred income taxes                                2,611              -              -                                      2,611
 Long-term debt                                      19,040              -              -          30,196      (b)            49,236
 Minority interest                                                                      -           9,510      (b)             9,510
 Other                                                -                  -          4,688                                      4,688
                                                  ---------- -------------- --------------                               -----------
     Total liabilities                               36,191          2,837         19,259                                     97,064

 Stockholders' equity:
   Common stock                                         153              -              -                                        153
  Additional paid-in capital                         30,398              -              -                                     30,398
  Retained earnings                                  32,290              -              -                                     32,290
  Accumulated other comprehensive income            (1,222)              -              -                                    (1,222)
                                                  ---------- -------------- --------------                               -----------
    Total stockholders' equity                       61,619              -              -                                     61,619
                                                  ---------- -------------- --------------                               -----------
    Total liabilities and stockholders' equity     $ 97,810       $  2,837       $ 19,259                                  $ 158,683
                                                  ========== ============== ==============                               ===========


         See Notes to Unaudited Pro Forma Consolidated Balance Sheet

                                    NN, Inc.

                          Notes to Unaudited Pro Forma

                           Consolidated Balance Sheet

(a) Reflects the Eltmann and Pinerolo assets purchased and the liabilities assumed, recorded at historical cost by the Company from the acquisitions as if they occurred on June 30, 2000.

(b) Reflects the Company's payment for the net assets acquired from AB SKF and FAG Kugelfischer Georg Schafer AG. The total consideration for the acquisition was approximately $39 million. NN, Inc. will own 54 percent of the shares in Euroball and SKF and FAG will each own 23 percent. Financing for the transaction was provided by HypoVereinsbank Luxembourg S.A. as agent for Bayerische Hypo-und Vereinsbank AG of Munich, Germany.

(c)  Reflects the payment of bank debt assumed in the AB SKF acquisition.

(d)  Reflects the reclassification of negative cash balances.


                                                     NN, Inc.
                            Consolidated Statements of Income and Comprehensive Income
                                   For the Twelve Months Ended December 31, 1999
                                       (In Thousands Except Per Share Data)


                                                       Actual     Eltmann (a)   Pinerolo (a)    Adjustments         Pro Forma
                                                     ------------ ------------- -------------- --------------       -----------

Net sales                                                $85,294       $34,208        $51,846                        $ 171,348
Cost of products sold                                     59,967        27,356         39,652                          126,975
                                                     ------------ ------------- --------------                      -----------
Gross profit                                              25,327         6,852         12,194                           44,373

Selling, general and administrative expenses               6,854         6,089          5,180                           18,123

Depreciation and amortization                              6,131         1,464          3,780       $    561   (b)      11,936
                                                     ------------ ------------- --------------                      -----------
Income from operations                                    12,342         (701)          3,234                           14,514

Interest expense                                             523           363              -          1,754   (c)       2,640
                                                     ------------ ------------- --------------                      -----------
Income before provision for minority interest
and pure income taxes                                     11,819       (1,064)          3,234                           11,674
Provision for minority interest                                                                          354   (d)         354
Provision for income taxes                                 4,060             -              -           (171)  (e)       3,889
                                                     ------------ ------------- --------------                      -----------
Net income                                                $7,759     $ (1,064)         $3,234                           $7,431
                                                     ------------ ------------- --------------                      -----------

Other comprehensive income:
  Foreign currency translation                           (1,563)             -              -                          (1,563)
                                                     ------------ ------------- --------------                      -----------
  Other comprehensive income                             (1,563)             -              -                          (1,563)
                                                     ------------ ------------- --------------                      -----------
  Comprehensive income                                    $6,196      $(1,064)         $3,234                           $5,868
                                                     ============ ============= ==============                      ===========

Basic income per share                                    $ 0.52        $    -          $   -                           $ 0.49
                                                     ============ ============= ==============                      ===========
Weighted average shares outstanding                       15,021             -              -                           15,021
                                                     ============ ============= ==============                      ===========

Diluted income per share                                   $0.52        $    -          $   -                           $ 0.49
                                                     ============ ============= ==============                      ===========
Weighted average shares outstanding                       15,038             -              -                           15,038
                                                     ============ ============= ==============                      ===========


See Notes to Unaudited Pro Forma Statements of Income and Comprehensive Income

                                    NN, Inc.

                          Notes to Unaudited Pro Forma

                Statements of Income and Comprehensive Income

(a) Represents the historical results for Eltmann and Pinerolo for the twelve months ended December 31, 1999.

(b) Represents the amortization of goodwill arising from the acquisitions over a period of 20 years.

(c) Represents interest expense incurred in connection with additional borrowings outstanding which were used to finance the acquisitions. These additional borrowings were made under a facility agreement with Bayerische Hypo- und Verinsbank AG.

(d) Represents the minority interest liability owed to SKF and FAG associated with the 1999 earnings of Euroball.

(e) Represents the adjustment to the Company's 1999 provision for income taxes to reflect the additional income from Euroball and the incorporation of pro forma adjustments.


                                                     NN, Inc.
                            Consolidated Statements of Income and Comprehensive Income
                                      For the Six Months Ended June 30, 2000
                                       (In Thousands Except Per Share Data)


                                                   Actual     Eltmann (a)   Pinerolo (a)   Adjustments           Pro Forma
                                                  ---------- -------------- ------------- ---------------       -------------

Net sales                                           $25,643        $16,833       $27,606                             $70,082
Cost of products sold                                17,965         14,740        20,135                              52,840
                                                  ---------- -------------- -------------                       -------------
Gross profit                                          7,678          2,093         7,471                              17,242

Selling, general and administrative expenses          2,463          1,143         1,523                               5,129
Depreciation and amortization                         1,723            755         1,606           $ 240  (b)          4,324
Loss on involuntary conversion                        4,505              -             -                               4,505
Gain on involuntary conversion                      (4,505)              -             -                             (4,505)
Equity in earnings of unconsolidated affiliate         (53)              -             -                                (53)
                                                  ---------- -------------- -------------                       -------------
Income from operations                                3,545            195         4,342                               7,842

Interest expense                                        268            113            32             952  (c)          1,365
                                                  ---------- -------------- -------------                       -------------
Income before provision for minority interest
and income taxes                                      3,277             82         4,310                               6,477
Provision for minority interest                           -              -             -           2,374  (d)          2,374
Provision for income taxes                            1,035              -             -             261  (e)          1,296
                                                  ---------- -------------- -------------                       -------------
Net income                                           $2,242          $  82        $4,310                              $2,807
                                                  ---------- -------------- -------------                       -------------


Other comprehensive income:
  Foreign currency translation                         (27)              -             -                                (27)
                                                  ---------- -------------- -------------                       -------------
  Other comprehensive income                           (27)              -             -                                (27)
                                                  ---------- -------------- -------------                       -------------
  Comprehensive income                               $2,215          $  82        $4,310                              $2,780
                                                  ========== ============== =============                       =============

Basic income per share                               $ 0.15          $   -        $    -                              $ 0.18
                                                  ========== ============== =============                       =============
Weighted average shares outstanding                  15,244              -             -                              15,244
                                                  ========== ============== =============                       =============

Diluted income per share                             $ 0.15          $   -       $     -                              $ 0.18
                                                  ========== ============== =============                       =============
Weighted average shares outstanding                  15,436              -             -                              15,436
                                                  ========== ============== =============                       =============


See Notes to Unaudited Pro Forma Statements of Income and Comprehensive Income

                                    NN, Inc.

                          Notes to Unaudited Pro Forma

                Statements of Income and Comprehensive Income

(a) Represents the historical results for Eltmann and Pinerolo for the six months ended June 30, 2000.

(b) Represents the amortization of goodwill arising from the acquisitions over a period of 20 years.

(c) Represents interest expense incurred in connection with additional borrowings outstanding which were used to finance the acquisitions. These additional borrowings were made under a facility agreement with Bayerische Hypo- und Verinsbank AG.

(d) Represents the minority interest liability owed to SKF and FAG associated with the 1999 earnings of Euroball.

(e) Represents the adjustment to the Company's 1999 provision for income taxes to reflect the additional income from Euroball and the incorporation of pro forma adjustments.
                                       37

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NN, Inc.
                                                    (Registrant)




Date:  10/16/2000                               /s/ William C. Kelly, Jr.
                                                   William C. Kelly, Jr.
                                                Chief Accounting Officer